UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

NEWS CORPORATION
(Name of Registrant as Specified In Its Charter)

STARBOARD VALUE LP

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

STARBOARD VALUE AND OPPORTUNITY S LLC

STARBOARD VALUE AND OPPORTUNITY C LP

STARBOARD P FUND LP

STARBOARD VALUE P GP LLC

STARBOARD VALUE R LP

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

STARBOARD VALUE L LP

STARBOARD VALUE R GP LLC

STARBOARD G FUND, L.P.

STARBOARD VALUE G GP, LLC

STARBOARD VALUE A LP

STARBOARD VALUE A GP LLC

STARBOARD X MASTER FUND LTD

STARBOARD VALUE GP LLC

STARBOARD PRINCIPAL CO LP

STARBOARD PRINCIPAL CO GP LLC

JEFFREY C. SMITH

PETER A. FELD

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2024 ANNUAL MEETING OF STOCKHOLDERS
OF
NEWS CORPORATION
_________________________

SUPPLEMENT DATED NOVEMBER 8, 2024 TO THE PROXY STATEMENT
OF
STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
_________________________

PLEASE VOTE THE BLUE PROXY CARD TODAY

Starboard Value and Opportunity Master Fund Ltd, together with the other participants in this solicitation, including Starboard Value LP (collectively, “Starboard” or “we”), are significant stockholders of News Corporation, a Delaware corporation (“NWS”, “News Corp”, or the “Company”), who beneficially own in the aggregate (i) 8,732,000 shares of the Company’s Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), and (ii) 13,979,000 shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Class A Common Stock” and together with the Class B Common Stock, the “Common Stock”). We are furnishing this proxy statement supplement (this “Proxy Supplement”) in connection with our solicitation of proxies seeking stockholder approval of a non-binding business proposal that we submitted for consideration by stockholders at the Company’s 2024 Annual Meeting of Stockholders (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), scheduled to be held virtually via live webcast on November 20, 2024 at 1:00 p.m. Eastern Standard Time, requesting that the Company’s Board of Directors (the “Board”) take the necessary steps to adopt a recapitalization plan that would eliminate News Corp’s dual-class capital structure and provide that each outstanding share of Common Stock has one vote (the “Dual-Class Elimination Proposal”).

On October 10, 2024, we filed a definitive proxy statement (the “Starboard Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with our solicitation of proxies to vote FOR the Dual-Class Elimination Proposal, as detailed therein. This Proxy Supplement is being furnished to stockholders on or about November 8, 2024 in order to update the Starboard Proxy Statement to reflect certain developments and update certain disclosures since the filing of the Starboard Proxy Statement, including a change in the Company’s slate of nominees up for re-election at the Annual Meeting, as described in more detail directly below. This Proxy Supplement should be read in conjunction with the Starboard Proxy Statement. Except as described in this Proxy Supplement, the information provided in the Starboard Proxy Statement continues to apply and should be considered in voting your shares. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Starboard Proxy Statement.

On November 7, 2024, the Company filed a supplement (the “NWS Proxy Supplement”) to its definitive proxy statement originally filed with the SEC on October 9, 2024 (the “NWS Proxy Statement”) announcing that current NWS director, Kelly Ayotte, informed the Company of her decision not to stand for re-election as a director of the Company at the Annual Meeting in connection with her election as the Governor of New Hampshire. Ms. Ayotte was included as a nominee of the Board in the NWS Proxy Statement and accompanying proxy card for the Annual Meeting and was therefore similarly referenced as an NWS nominee in the Starboard Proxy Statement and accompanying proxy card. The Starboard Proxy Statement and accompanying proxy card are hereby deemed amended to remove Ms. Ayotte as a nominee of the Company for election at the Annual Meeting.

According to the NWS Proxy Supplement, Ms. Ayotte will continue to serve on the Board until the time of the Annual Meeting, and that effective as of Ms. Ayotte’s departure, the size of the Board will be reduced to six (6) members. NWS further disclosed that the Company’s slate of nominees for election at the Annual Meeting otherwise remains unchanged and that previously voted proxies remain valid, other than with respect to Ms. Ayotte as she is no longer standing for re-election. Accordingly, those eligible to vote at the Annual Meeting may continue to use the previously furnished proxy cards to vote their shares as to the Board’s remaining nominees and the other matters being voted on at the Annual Meeting, including the Dual-Class Elimination Proposal.

Stockholders should refer to the NWS Proxy Supplement for additional detail as well as the NWS Proxy Statement for the names, backgrounds, qualifications and other information concerning the Company’s remaining six (6) nominees.

Importantly, all BLUE proxy cards that have been submitted remain valid and will be voted at the Annual Meeting as marked (other than with respect to Ms. Ayotte as she is no longer standing for re-election).

IF YOU HAVE SUBMITTED A BLUE PROXY CARD AND ARE A STOCKHOLDER AS OF THE RECORD DATE AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. YOU SHOULD DISREGARD AND DISCARD, AND NOT VOTE, ANY WHITE PROXY CARD YOU RECEIVE FROM THE COMPANY. ONLY YOUR LAST DATED PROXY CARD WILL COUNT.

OTHER SUPPLEMENTAL DISCLOSURES

As disclosed in the Starboard Proxy Statement, Starboard engaged Okapi Partners LLC (“Okapi Partners”) to provide solicitation and advisory services in connection with this solicitation. Since the filing of the Definitive Proxy Statement, Starboard has also engaged Convoluted Pty Ltd (“Convoluted”) to provide solicitation and advisory services in connection with the solicitation of proxies in the Australian market relating to the holders of the Class B CDIs and Class B Common Stock. In connection with such engagement, Starboard entered into an agreement with Convoluted, for which Convoluted will receive a fee not to exceed AUD60,000. Pursuant to the agreement, Convoluted will assist Starboard with identifying the Australian Class B CDI holders and Class B Common Stock beneficial owners and solicit such holders to vote in favor of the Dual-Class Elimination Proposal. Convoluted expects to use approximately four (4) employees in connection with its provision of solicitation and advisory services to Starboard.

*     *     *

If you need another copy of the Starboard Proxy Statement or this Proxy Supplement, please contact Okapi Partners, which is assisting us with its effort to solicit proxies, at the address and toll-free number set forth below. Please read the Starboard Proxy Statement and this Proxy Supplement in their entirety as together they contain all of the information that is important to your decisions in voting at the Annual Meeting. To the extent that information in this Proxy Supplement differs from or updates information contained in the Starboard Proxy Statement, the information in this Proxy Supplement shall supersede or supplement the information in the Starboard Proxy Statement.

THIS SOLICITATION IS BEING MADE BY STARBOARD AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

PLEASE SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE DUAL-CLASS ELIMINATION PROPOSAL. YOU SHOULD DISREGARD AND DISCARD, AND NOT VOTE, ANY WHITE PROXY CARD YOU RECEIVE FROM THE COMPANY.

THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. IF YOU HAVE ALREADY SENT A WHITE PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THE STARBOARD PROXY STATEMENT BY SIGNING, DATING AND RETURNING A BLUE PROXY CARD. ANY PROXY MAY BE REVOKED PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING FOR ELIGIBLE HOLDERS OF VOTING SHARES, AS DESCRIBED IN MORE DETAIL IN THE STARBOARD PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
This Proxy Supplement, the Starboard Proxy Statement and our accompanying BLUE proxy card and related proxy materials are available at

www.okapivote.com/NWS

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of Starboard’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, New York 10036

Stockholders may call toll-free: (888) 785-6673

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com